SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


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	FORM 8-K

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	CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15 (d) OF THE
	SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):November 30, 1998.

           The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)


   Delaware			1-6686		   13-1024020
(State or other	  (Commission		  (IRS Employer
Jurisdiction	File Number)	Identification Number)
 of incorporation)


  1271 Avenue of the Americas, New York, New York     10020
     (Address of Principal Executive Offices)    	   (Zip Code)


Registrant's telephone number, including area code: 212-399-8000


_________________________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)





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Item 9.	Sales of Equity Securities Pursuant to Regulation S.

On November 30, 1998, The Interpublic Group of Companies,
Inc. ("Interpublic") sold 3,249 shares of its common stock, par value $.10 (the "Shares"), to two French individuals as partial payment, valued at 1,000,000 French Francs out of a total initial purchase price of 4,720,000 French Francs, for 100% of the issued and outstanding shares of capital stock of Synthese Marketing
(SM), a French societe anonyme. The remainder of the initial purchase price was paid in cash.

No underwriter or placement agent was used in connection with the sale of the Shares.

The transaction was effected in an "offshore transaction" and in accordance with the "offering restrictions" and "no directed selling efforts" requirements of Rule 903(c)(2) of Regulation S under the Securities Act of 1933.


   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.


Date: December 8, 1998				By: ARTHUR M. MASON
    ARTHUR M. MASON
    ASSISTANT SECRETARY
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